Exhibit 10.5

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

by and among

CUBIC ENERGY, INC.

and

THE INVESTORS THAT ARE PARTIES HERETO

Dated

October 2, 2013

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of the 2nd day of October, 2013, by and among Cubic Energy, Inc., a Texas corporation (the “Company”), and each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor”, and all of which are referred to collectively as the “Investors”.

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, the Investors are purchasing from the Company (i) certain senior secured notes of the Company pursuant to a Note Purchase Agreement, dated as of the date hereof (the “Note Purchase Agreement”), by and among the Company, the Investors and other parties thereto and (ii) certain Warrants (as defined below) to purchase shares of the common stock, par value $0.05 per share, of the Company (the “Common Stock”) and certain shares of the Series B Voting Preferred Stock, par value $0.01 per share, of the Company pursuant to a Warrant and Preferred Stock Agreement, dated as of the date hereof (the “Warrant Agreement”), between the Company and the Investors (such purchases of senior secured notes, warrants and preferred stock, the “Investment”); and

WHEREAS, in connection with and as a condition to the Investment, the Company agrees to provide certain registration and other rights with respect to, among others, the shares of Common Stock issued or issuable upon the exercise of the Warrants;

NOW, THEREFORE, the parties hereby agree as follows:

1.                                      Definitions.  For purposes of this Agreement:

(a)                                 “Affiliate” means, with respect to any Person, a Person that directly or indirectly controls, is controlled by or is under direct or indirect common control with such Person.  For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.  For purposes of Section 2(n) of this Agreement, none of the Company and any of its subsidiaries shall be deemed an Affiliate of any Holder.

(b)                                 “Agreement” shall have the meaning set forth in the preamble.

(c)                                  “Closing” shall have the meaning set forth in Section 2(a).

(d)                                 “Common Stock” shall have the meaning set forth in the recitals.

(e)                                  “Company” shall have the meaning set forth in the preamble.

(f)                                   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(g)                                  “Form S-1” means Form S-1 under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

(h)                                 “Form S-3” means Form S-3 under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(i)                                     “Form S-8” means Form S-8 under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

(j)                                    “Holder” means any holder of Registrable Securities who is or becomes a party to this Agreement and any transferee or assign of such holder.

(k)                                 “Investment” shall have the meaning set forth in the recitals.

(l)                                     “Investor” shall have the meaning set forth in the preamble.

(m)                             “Note Purchase Agreement” shall have the meaning set forth in the recitals.

(n)                                 “Person” means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

(o)                                 “Registrable Securities” means (i) the shares of Common Stock issued or issuable upon any exercise of the Warrants and (ii) any shares of capital stock issued or issuable with respect to, in exchange for or in replacement of such shares of Common Stock, whether as a result of any stock split or combination, stock dividend, recapitalization, reclassification, exchange, merger, consolidation, reorganization or similar event or otherwise, excluding in all cases, however, any Registrable Securities for which registration rights have terminated pursuant to the terms of this Agreement.

(p)                                 “Registrable Securities then outstanding” means, as of any date of determination, the number of shares determined by adding the number of then outstanding shares of Common Stock (or, as applicable, such other shares of capital stock) that are Registrable Securities and the number of shares of Common Stock (or, as applicable, such other shares of capital stock) issuable pursuant to the exercise of the then outstanding Warrants.

(q)                                 “Registration Default” shall have the meaning set forth in Section 2(d).

(r)                                    “Registration Period” shall have the meaning set forth in Section 2(c).

(s)                                   “Rule 144” means Rule 144 promulgated by the SEC under the Securities Act, as the same may be amended from time to time.

(t)                                    “Rule 415” means Rule 415 promulgated by the SEC under the Securities Act, as the same may be amended from time to time.

(u)                                 “SEC” means the United States Securities and Exchange Commission.

(v)                                 “Securities Act” means the Securities Act of 1933, as amended.

(w)                               “Warrant Agreement” shall have the meaning set forth in the recitals.

(x)                                 “Warrants” means the Class A Warrants and the Class B Warrants of the Company issued from time to time pursuant to the Warrant Agreement.

2.                                      Registration Rights.

(a)                                 Within 90 days after the closing of the Investment (the “Closing”), the Company shall prepare and file with the SEC pursuant to Rule 415 one or more registration statements on Form S-1, or such other forms as may hereafter become available to the Company, including Form S-3, and such other documents as may be necessary in the opinion of counsel to the Company to permit the registered resale of all of the Registrable Securities on a delayed or continuous basis, and shall use its commercially reasonable efforts to have such registration statement or statements declared effective within 180 days after the Closing.  The Company shall include in such registration statement or statements (i) the information required under the Securities Act and the rules and regulations promulgated thereunder to be so included concerning the Investors, as provided by the Investors or any other Holders, including any changes in such information, in writing to the Company from time to time, and (ii) a section entitled “Plan of Distribution,” substantially in the form of Exhibit I hereto (with such changes as the Holders may request after the date hereof), that describes the various procedures that may be used by the Holders in the sale of Registrable Securities.

(b)                                 In the event that the Company files a registration statement or statements on Form S-1 pursuant to Section 2(a), no later than five business days after the Company first meets the registration eligibility and transaction requirements for the use of Form S-3 for registration of the resale by the Holders of the Registrable Securities, the Company shall file a registration statement on Form S-3 with respect to the Registrable Securities covered by the registration statement or statements on Form S-1 filed pursuant to Section 2(a), or convert the registration statement or statements on Form S-1 filed pursuant to Section 2(a) to a registration statement on Form S-3 under the Securities Act, and shall use its commercially reasonable efforts to cause such registration statement (or such amendment) on Form S-3 to be declared effective no later than thirty (30) calendar days after the filing thereof.  The Company represents and warrants that, as of the date hereof, it meets the requirements for the use of Form S-1 for the registration of the resale by the Holders of the Registrable Securities.  The Company agrees to file all reports required to be filed by the Company with the SEC in a timely manner and to use its commercially reasonable efforts to take any other necessary actions so as to become eligible and thereafter to maintain its eligibility for the use of Form S-3.

(c)                                  The Company shall keep any registration statement or statements relating to the Registrable Securities effective until the earliest to occur of (A) the date on which all of the Registrable Securities have been disposed of by the Holders pursuant to such effective registration statement or statements, (B) the date on which all of the Registrable Securities then outstanding are eligible for resale by the Holders under Rule 144, without any limitation within a three-month period, where no conditions of Rule 144 are then applicable (other than any holding period requirement under Rule 144 so long as such holding period requirement is satisfied at such time of determination) or (C) the date on which no Registrable Securities are outstanding (such period until the earliest to occur of (A), (B) or (C), the “Registration Period”).  The obligations of the Company under this Section 2 (other than those obligations that by their terms survive such termination) shall terminate upon the expiration of the Registration Period.

(d)                                 If (i) the registration statement or statements on Form S-1 filed pursuant to Section 2(a) have not been declared effective by the SEC within 180 days after the Closing, (ii) the registration statement (or such amendment) on Form S-3 referred to in Section 2(b) has not been declared effective by the SEC within thirty (30) calendar days after the filing thereof or (iii) any such registration statement or statements have been filed and declared effective pursuant to Section 2(a) or Section 2(b), but shall thereafter cease to be effective for any reason at any time during the Registration Period in violation of this Agreement (each such event referred to in clauses (i) through (iii), a “Registration Default”), the Company shall pay to each holder of the Notes the Registration Default Interest (as defined in the Note Purchase Agreement) in accordance with the terms of the Note Purchase Agreement.

(e)                                  The Company agrees not to include any securities other than the Registrable Securities in any registration statement covering the Registrable Securities without the prior written consent of the Holders holding a majority of the Registrable Securities then outstanding, which such Holders may withhold in their sole discretion. Furthermore, except as required pursuant to any other registration rights agreement in effect as of the Closing to which the Company is a party, the Company agrees not to file any other registration statement (other than any registration statement on Form S-8) for securities other than the Registrable Securities until at least 90 calendar days after the registration statement covering the Registrable Securities is declared effective by the SEC.

(f)                                   Notwithstanding the foregoing provisions of this Section 2, the Company may, upon prior written notice to each Holder, voluntarily suspend the use of any such registration statement for a period not exceeding 30 calendar days if the board of directors of the Company determines in good faith, based on advice from outside counsel, that the offering of any Registrable Securities pursuant to such registration statement would be materially detrimental to the Company and its shareholders because such offering would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company or (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; provided, however, that the Company may not invoke this suspension right more than once in any twelve-month period.  In addition, the Company may suspend the use of such registration statement for the 15 calendar days following the filing of any Form 8-K, Form 10-Q or Form 10-K, or other comparable form solely for purposes of filing a post-effective amendment to the registration statement, plus any period following such filing until the SEC declares such post-effective amendment to be effective, to the extent that such filings are not automatically incorporated by reference into the registration statement.  If any event occurs that would cause any such registration statement to contain a material misstatement or omission or not to be effective and usable during the period that such registration statement is required to be effective and usable, subject to the time periods set forth above, the Company shall promptly file an amendment to the registration statement and use its commercially reasonable efforts to cause such amendment to be declared effective as soon as practicable thereafter.

(g)                                  If and whenever the Company is required by the provisions of this Agreement to use its commercially reasonable efforts to effect the registration of the Registrable Securities under the Securities Act for the account of a Holder, the Company shall, as promptly as possible:

(i)                                     prepare and file with the SEC a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective, subject to the Company’s obligations to file post-effective amendments to such registration statement;

(ii)                                  prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the requirements of the Securities Act and the rules and regulations promulgated by the SEC thereunder relating to the sale or other disposition of the securities covered by such registration statement;

(iii)                               include in each such document the names of each Holder who continues to hold Registrable Securities, except for any Holder who notifies the Company in writing that it does not wish to have their Registrable Securities included in the registration statement;

(iv)                              use its commercially reasonable efforts to (i) register and qualify the Registrable Securities under such other securities or “blue sky” laws of such states in the United States as any Holder reasonably requests; (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period; (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions;

(v)                                 use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of the registration statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Holders of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding concerning the effectiveness of the registration statement;

(vi)                              file pursuant to Rule 424(b) under the Securities Act an amendment to the registration statement or amend, if required, the registration statement and prospectus, in each case, to cover new Holders upon at least seven business days’ prior written notice by such new Holders to such effect; provided, however, that the Company shall not be required to make any such filing to cover new Holders more often than once per calendar month;

(vii)                           give written notice to the Holders of Registrable Securities covered by a registration statement:

(1)                                 when any registration statement or any amendment thereto has been filed with the SEC and when such registration statement or any post-effective amendment thereto has become effective;

(2)                                 of any request by the SEC for amendments or supplements to any registration statement or the prospectus included therein or for additional information;

(3)                                 of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose;

(4)                                 of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(5)                                 of the happening of any event that requires the Company to make changes in any effective registration statement or the prospectus in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made);

(viii)                        furnish to each Holder, without charge, such numbers of copies of a prospectus, including a preliminary prospectus, complying with the requirements of the Securities Act and the rules and regulations promulgated thereunder, and such other documents as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Holder.

(h)                                 The Company shall provide the Holders, and any legal counsel designated by the Holders, a reasonable opportunity to review and comment upon any registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act, in each case prior to the filing thereof with the SEC.

(i)                                     If the Holders holding a majority of the Registrable Securities then outstanding intend to distribute any Registrable Securities by means of an underwritten offering, such Holders shall have the right to appoint the managing underwriter or underwriters for such underwritten offering, subject to the approval of the Company not to be unreasonably withheld or delayed. The Company agrees to enter into and perform the Company’s obligations under an underwriting agreement in the usual and customary form for secondary offerings at the time of execution, including, without limitation, indemnification and contribution obligations customary for issuers, and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities in such underwritten offering.

(j)                                    The Company shall hold in confidence and not make any disclosure of information concerning the Holders unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any registration statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Holders is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Holders and allow the Holders to undertake appropriate action to prevent disclosure of, or to obtain a protective order covering such information.

(k)                                 The Company shall use its commercially reasonable efforts to maintain the listing or quotation of shares of Common Stock on any national or regional securities exchange or quotation system (including any over-the-counter market) on which shares of Common Stock are then listed or quoted (or to seek such listing or quotation if shares of Common Stock are not then listed or quoted but are eligible for such listing or quotation, as may be requested by the Holders holding a majority of the Registrable Securities then outstanding) and shall use its commercially reasonable efforts to cause all of the Registrable Securities covered by any registration statement to be listed or quoted, as soon as practicable following their issuance, on each such securities exchange or quotation system (including any over-the-counter market), as applicable.

(l)                                     Except as otherwise expressly provided in this Agreement, any and all expenses incident to the performance of or compliance with this Agreement, including without limitation: (a) all registration and filing fees; (b) all fees and expenses associated with a required listing or quotation of the Registrable Securities on any securities exchange or quotation system (including any over-the-counter market); (c) fees and expenses with respect to filings required to be made with an exchange or any securities industry self-regulatory body; (d) fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel for the underwriters or holders of securities in connection with blue sky qualifications of the securities and determination of their eligibility for investment under the laws of such jurisdictions); (e) printing, messenger, telephone and delivery expenses of the Company; (f) fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters, or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters, if such comfort letter or comfort letters is required by the managing underwriter); (g) premiums for any liability insurance; (h) all internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); (i) the expenses of any audit or review; (j) the fees and expenses of any Person, including special experts, retained by the Company; and (k) reasonable fees and disbursements of legal counsel to the Holders in connection with providing the information with respect to the Holders that is required to be included in any registration statements filed by the Company pursuant to this Agreement and in connection with reviewing such information and such registration statement and related documents filed with the SEC; provided that the Company shall not be obligated in any way in connection with any registration pursuant to this Section 2 for any selling commissions or discounts payable by any Holder to any underwriter or broker of securities to be sold by such Holder.

(m)                             At any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, the Company shall notify each Holder in writing of the happening of any event, upon the awareness of such event by the Company, as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

(n)                                 In the event of any registration of Registrable Securities pursuant to this Section 2, the Company will indemnify and hold harmless each Holder, its Affiliates and its and their respective officers, directors, employees, counsel, investment advisors, agents and other representatives and each underwriter of such securities, any Person who controls such Holder or underwriter within the meaning of Section 15 of the Securities Act and each other Person, if any, subject to liability because of his, her or its connection with such Holder, against all claims, actions, losses, damages, liabilities and expenses, joint or several, to which any of such Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Holder, its Affiliates and its and their respective officers, directors, employees, counsel, investment advisors, agents and other representatives and each underwriter of such securities, any Person who controls such Holder or underwriter within the meaning of Section 15 of the Securities Act and each other Person, if any, subject to liability because of his, her or its connection with such Holder for any legal and any other expenses reasonably incurred by such Holder or such other Person in connection with investigating or defending any such loss, claim, damage, liability, or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises directly out of or is based primarily upon an untrue statement or omission made in said registration statement, said preliminary prospectus or said prospectus, said amendment or supplement, or any “issuer free writing prospectus” in reliance upon and in conformity with written information furnished to the Company by such Holder or such underwriter specifically and expressly for use in the preparation thereof.

(o)                                 In connection with each registration under the Securities Act pursuant to this Section 2, each Holder agrees to indemnify and hold harmless, severally and not jointly, the Company, its officers, directors and any Person who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities, or actions, joint or several, to which the Company, its officers, directors, or such controlling Person or entity may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, or actions arise out of or are based upon any untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that any such loss, claim, damage, liability, or action arises directly out of or is based primarily upon an untrue statement or omission made in said registration statement, said preliminary prospectus or said prospectus, said amendment or supplement, or any “issuer free writing prospectus” in reliance upon and in conformity with written information furnished to the Company by such Holder specifically and expressly for use in the preparation thereof.  Notwithstanding anything to the contrary contained herein, no Holder shall be liable under this Section 2(o) for any amount that exceeds the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to the relevant registration statement provided by this Section 2.

(p)                                 If a claim for indemnification under Section 2 is unavailable to an indemnified party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such losses as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any such contribution shall be deemed to include any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with the defense of any losses to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for under Section 2(n) or 2(o) was available to such party in accordance with its terms.  Notwithstanding anything to the contrary contained herein, no Holder shall be liable or required to contribute under this Section 2(p) for any amount that exceeds the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to the registration statement provided by this Section 2.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2(p) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this paragraph.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  The indemnity and contribution agreements contained in this Section 2 are in addition to any liability that the indemnifying parties may have to the indemnified parties.

(q)                                 Any party entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties exists with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent

(which consent may not be unreasonably withheld).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim.

(r)                                    The indemnification and contribution obligations under Sections 2(n), 2(o) and 2(p) shall survive any termination of the Company’s obligations pursuant to Section 2(c).

(s)                                   With a view to making available to the Holders the benefits of Rule 144, the Company agrees that it shall use its commercially reasonable efforts to maintain registration of its Common Stock under Section 12 or 15 of the Exchange Act.  The Company agrees, so long as it is subject to the periodic reporting requirements of the Exchange Act, to use its commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act; (ii) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and (iii) so long as any Holder own any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as any Investor or Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.  At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to each Holder, upon request, copies of the information required to be delivered to holders and prospective purchasers of Registrable Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such Holder of the Registrable Securities.

3.                                      Successors and Assigns.  The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee or assign of Registrable Securities; provided, however, that (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assign and the Registrable Securities with respect to which such rights are being transferred or assigned; and (ii) such transferee or assign agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement.  The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto, any other Holders or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein (for the avoidance of doubt, the Persons entitled to indemnification or contribution under Sections 2(n), 2(o) and 2(p) pursuant to the terms thereof shall be third-party beneficiaries thereof).

4.                                      Governing Laws.  This Agreement and the rights and obligations of the parties hereunder (including, without limitation, any claims sounding in contract law or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest) shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to conflict of laws principles thereof that would result in the application of any law other than the laws of the State of New York. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any New York state or federal court, in each case sitting in the Borough of Manhattan. The parties hereto hereby (a) submit to the exclusive jurisdiction of any New York state or federal court, in each case sitting in the Borough of Manhattan, for the purpose of any action or proceeding arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action or proceeding is brought in an inconvenient forum, that the venue of the action or proceeding is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any of the above-named courts.

5.                                      Waiver of Jury Trial.  Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 5.

6.                                      Counterparts.  This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

7.                                      Titles and Subtitles.  The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

8.                                      Notices.  All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (a) personal delivery to the party to be notified; (b) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt.  All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto, or to the principal office of the Company and to the attention of the Secretary, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Section 8.  If notice is given to the Company, a copy shall also be sent to:

David R. Earhart

Looper Reed & McGraw, PC

1601 Elm Street, Suite 4600

Dallas, Texas 75201

Email: dearhart@lrmlaw.com

Fax: 469-320-8041

9.                                      Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding; provided that the Company may in its sole discretion waive compliance with Section 3; and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party.  Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Holder without the written consent of such Holder, unless such amendment, termination, or waiver applies to all Holders in the same fashion.  The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver.  Any amendment, termination, or waiver effected in accordance with this Section 9 shall be binding on all parties hereto, regardless of whether any such party has consented thereto.  No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

10.                               Severability.  In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

11.                               Entire Agreement.  This Agreement (including any Schedules and Exhibits hereto) constitutes the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.  In the event of any conflict, discrepancy, or ambiguity between the terms and conditions contained in this Agreement and any schedules or attachments hereto, the terms and conditions contained in this Agreement shall take precedence.

13.                               Delays or Omissions.  No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

 [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CUBIC ENERGY, INC.

By:	/s/ Calvin A. Wallen, III

Name:	Calvin A. Wallen, III

Title:	President

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

INVESTORS:

ANCHORAGE ILLIQUID OPPORTUNITIES OFFSHORE MASTER III, L.P.

By:	Anchorage Capital Group, L.L.C., its Investment Manager

/s/ Michael Aglialoro
Name:	Michael Aglialoro
Title:	Executive Vice President

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

ANCHORAGE ILLIQUID OPPORTUNITIES III (B), L.P.

By:	Anchorage Capital Group, L.L.C., its Investment Manager

s/ Michael Aglialoro
Name:	Michael Aglialoro
Title:	Executive Vice President

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

AIO III AIV, L.P.

By:	Anchorage Capital Group, L.L.C., its Investment Manager

/s/ Michael Aglialoro
Name:	Michael Aglialoro
Title:	Executive Vice President

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

CORBIN OPPORTUNITY FUND, L.P.

By:	Corbin Capital Partners Management, LLC, Its General Partner

By:	/s/ Daniel Friedman
	Name:	Daniel Friedman
	Title:	General Counsel

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

O-CAP PARTNERS, L.P.

By:	O-CAP Advisors, LLC, Its General Partner

By:	/s/ Jared Sturdivant
	Name:	Jared Sturdivant
	Title:	Manager

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

O-CAP OFFSHORE MASTER FUND, L.P.

By:	O-CAP Advisors, LLC, Its General Partner

By:	/s/ Jared Sturdivant
	Name:	Jared Sturdivant
	Title:	Manager

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

SCHEDULE A

Investors

ANCHORAGE ILLIQUID OPPORTUNITIES OFFSHORE MASTER III, L.P.

Anchorage Capital Group, L.L.C.

610 Broadway, 6th Floor

New York, NY 10012

ANCHORAGE ILLIQUID OPPORTUNITIES III (B), L.P.

Anchorage Capital Group, L.L.C.

610 Broadway, 6th Floor

New York, NY 10012

AIO III AIV, L.P.

Anchorage Capital Group, L.L.C.

610 Broadway, 6th Floor

New York, NY 10012

CORBIN OPPORTUNITY FUND, L.P.

Corbin Capital Partners Management, LLC

590 Madison Avenue, 31st Fl

New York, NY 10022

O-CAP PARTNERS, L.P.

O-CAP Advisors, LLC

600 Madison Avenue, 14th FL

New York, NY 10022

Attention: Lloyd Jagain

O-CAP OFFSHORE MASTER FUND, L.P.

O-CAP Advisors, LLC

600 Madison Avenue, 14th FL

New York, NY 10022

Attention: Lloyd Jagain

EXHIBIT I

Plan of Distribution

As of the date of this prospectus, we have not been advised by the selling stockholders as to any plan of distribution.  Distributions of the shares by the selling stockholders, or by their partners, pledgees, donees (including charitable organizations), transferees or other successors in interest, may from time to time be offered for sale either directly by such persons, or through underwriters, dealers or agents or on any exchange on which the shares may from time to time be traded, in the over-the-counter market, or in independently negotiated transactions or otherwise.  The methods by which the shares may be sold include:

•                                          a block trade (which may involve crosses) in which the broker or dealer so engaged will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                                          purchases by a broker or dealer as principal and resale by such broker or dealer for its own account pursuant to this prospectus;

•                                          exchange distributions and/or secondary distributions;

•                                          sales in the over-the-counter market;

•                                          underwritten transactions;

•                                          ordinary brokerage transactions and transactions in which the broker solicits purchasers; and

•                                          privately negotiated transactions.

Such transactions may be effected by the selling stockholders at market prices prevailing at the time of sale or at negotiated prices.  The selling stockholders may effect such transactions by selling the Common Stock to underwriters or to or through broker-dealers, and such underwriters or broker-dealers may receive compensations in the form of discounts or commissions from the selling stockholders and may receive commissions from the purchasers of the Common Stock for whom they may act as agent.  The selling stockholders may agree to indemnify any underwriter, broker-dealer or agent that participates in transactions involving sales of the shares against certain liabilities, including liabilities arising under the Securities Act.  We have agreed to register the shares for sale under the Securities Act and to indemnify the selling stockholders and each person who participates as an underwriter in the offering of the shares against certain civil liabilities, including certain liabilities under the Securities Act.

In connection with sales of the Common Stock under this prospectus, the selling stockholders may enter into hedging transactions with broker-dealers, who may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume.  The selling stockholders also may sell shares of Common Stock short and deliver them to close out the short positions, or loan or pledge the shares of Common Stock to broker-dealers that in turn may sell them.

The selling stockholders and any underwriters, dealers or agents that participate in distribution of the shares may be deemed to be underwriters, and any profit on sale of the shares by them and any discounts, commissions or concessions received by any underwriter, dealer or agent may be deemed to be underwriting discounts and commissions under the Securities Act.

There can be no assurances that the selling stockholders will sell any or all of the shares offered under this prospectus.